                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 Alliance Technology Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                                                 ALLIANCE TECHNOLOGY FUND, INC.
[LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                 JULY 6, 1998

To the Shareholders of Alliance Technology Fund, Inc.:

  Notice is hereby given that a Meeting of Shareholders (the "Meeting") of Alliance Technology Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 27, 1998:

  1. To elect eight Directors of the Fund, each to hold office until his successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for the Fund's fiscal year ending November 30, 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The close of business on May 14, 1998 is the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
May 27, 1998
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                        ALLIANCE TECHNOLOGY FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                            MEETING OF SHAREHOLDERS
                                 JULY 6, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Technology Fund, Inc. (the "Fund"), a Maryland corporation, in connection with the Meeting of Shareholders (the "Meeting") to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to shareholders on or about May 27, 1998.

  The Board of Directors of the Fund has fixed the close of business on May 14, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of May 14, 1998 consisted of 39,827,130 shares of common stock, each share being entitled to one vote.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for the Fund will be voted for the election of eight Directors, and for the ratification of the selection of Ernst & Young LLP as the independent auditors of the Fund for its fiscal year ending November 30, 1998. Any shareholder may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting. In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Alliance Capital Management L.P. ("Alliance") may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $8,750 from the Fund for its services, plus reimbursement of out-of-pocket expenses. The cost of the solicitation will be borne by the Fund.

  If a proxy properly executed is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented thereby, with respect to matters to be determined by a plurality or specified majority of the votes cast on such matters will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to the Fund with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in this Proxy Statement and a shareholder vote may be taken on any one of the proposals prior to adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, eight Directors of the Fund will be elected to serve until their successor is duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of the election of the persons listed below.

  Messrs. John D. Carifa, David H. Dievler, Charles H. Ferguson, D. James Guzy and Marshall C. Turner, Jr. were previously elected as Directors of the Fund by the Fund's shareholders. The foregoing individuals are standing for re-election by shareholders at the Meeting.

  Messrs. Robert C. Alexander and William H. Foulk, Jr. were elected Directors of the Fund by action of the Board of Directors of the Fund, and Peter J. Powers has been nominated for election as Director of the Fund by action of the Nominating Committee of the Board of Directors of the Fund. Each is standing for shareholder election.

  Each of Messrs. Carifa, Alexander, Dievler, Ferguson, Foulk, Guzy, Powers and Turner has consented to serve as a Director. The Board of Directors of the Fund knows of no reason why any of the nominees would be unable to serve, but in the event of such inability the proxies received will be voted for a substitute nominee as the Fund's Board of Directors may recommend.

  Certain information concerning the nominees is set forth below.

                                                               NUMBER OF SHARES
           NAME, POSITIONS AND OFFICES                        BENEFICIALLY OWNED
          WITH THE FUND, AGE, PRINCIPAL            YEAR FIRST    DIRECTLY OR
        OCCUPATION, DURING THE PAST FIVE            BECAME A   INDIRECTLY AS OF
          YEARS AND OTHER DIRECTORSHIPS             DIRECTOR     MAY 14, 1998
        --------------------------------           ---------- ------------------
*    John D. Carifa, Chairman of the Board and        1988          2,356
     President, 53. President, Chief Operating
     Officer and a Director of Alliance Capital
     Management Corporation ("ACMC").
+**  Robert C. Alexander, Director, 55. He has        1993          207
     been President of Alexander & Associates,
     Management Consultants, since prior to 1993.
     He is a director of Island Video Group, Ltd.
     (video retail) since 1994.
+**  David H. Dievler, Director, 68. He is an         1990          484
     independent consultant. He was formerly
     Chairman of the Board of the Fund and a
     Senior Vice President of ACMC until December
     1994.
+**  Charles H. Ferguson, Director, 43. He is an      1992          -0-
     independent consultant, and since prior to
     1993, Senior Technology Adviser to Tucker
     Anthony Incorporated.
+**  William H. Foulk, Jr., Director, 65. He is       1992          303
     an investment adviser and an independent
     consultant. He was formerly Senior Manager
     of Barrett Associates, Inc., a registered
     investment adviser, with which he had been
     associated since prior to 1993.
+**  D. James Guzy, Director, 62. He is Chairman      1982          -0-
     of the Board, President and Chief Executive
     Officer of SRC Computers Inc. since June
     1997. He is also a director of Intel
     Corporation (semi-conductors), Cirrus Logic
     Corporation (semi-conductors), Novellus
     Corporation (semi-conductor equipment),
     Micro Component Technology (semi-conductor
     equipment) and the Davis Selected Advisers
     Group of Mutual Funds (registered investment
     companies).
     Peter J. Powers, Nominee, 54. He is Chairman     1998++        -0-
     of High View Capital Corporation (investment
     manager). From January 1994 until September
     1996, he served as First Deputy Mayor of the
     City of New York. Prior to 1994, he was
     engaged in private practice of law.
+**  Marshall C. Turner, Jr., Director, 56. He is     1992          219
     an independent consultant and technology
     venture investor. Since 1982 he also has
     been General Partner of Taylor & Turner
     Associates, Ltd. (venture capital
     partnerships). He is a director of Dupont
     Photomasks, Inc. (semi-conductor
     manufacturing services) since 1996, the
     Public Broadcasting Service since 1993 and
     the Smithsonian National Museum of Natural
     History since 1997.

--------
  *"Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance.
 **Member of the Audit Committee.
  +Member of the Nominating Committee.
 ++If elected at this Meeting.

  During the fiscal year ended November 30, 1997, the Directors met four times, the Audit Committee met two times during such fiscal year for the purposes described below in Proposal Two and the Nominating Committee met one time. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies among the Directors. The Nominating Committee does not currently consider candidates proposed by shareholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended November 30, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all the registered investment companies as to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                            TOTAL NUMBER
                                                           OF FUNDS IN THE         TOTAL NUMBER OF
                                            TOTAL         ALLIANCE COMPLEX,  INVESTMENT PORTFOLIOS WITHIN
                          AGGREGATE      COMPENSATION    INCLUDING THE FUND,  THE ALLIANCE FUND COMPLEX,
                         COMPENSATION FROM THE ALLIANCE    AS TO WHICH THE     INCLUDING THE FUND AS TO
                           FROM THE     FUND COMPLEX,       DIRECTOR IS A         WHICH THE DIRECTOR
   NAME OF DIRECTOR          FUND     INCLUDING THE FUND DIRECTOR OR TRUSTEE   IS A DIRECTOR OR TRUSTEE
   ----------------      ------------ ------------------ ------------------- ----------------------------
John D. Carifa             $0              $0                     54                     118
Robert C. Alexander        $12,500         $12,500                 1                       1
David H. Dievler           $14,069         $188,500               47                      83
Charles H. Ferguson        $8,750          $8,750                  1                       1
William H. Foulk, Jr.      $14,105         $149,145               47                     107
D. James Guzy              $12,500         $12,500                 1                       1
Marshall C. Turner, Jr.    $12,500         $12,500                 1                       1

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Fund, that each Director will invest at least (in most cases) $10,000 in shares of the Fund. As of May 14, 1998, the Directors and executive officers of the Fund, as a group, owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING INDIVIDUALS TO SERVE AS DIRECTORS FOR THE FUND.

                                 PROPOSAL TWO

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors recommends that the shareholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending November 30, 1998. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on October 9, 1997. The affirmative vote of a majority of the votes cast at the meeting is required to ratify such selection. Ernst & Young LLP does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from shareholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of the independent auditors to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, unless otherwise indicated, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                        INFORMATION AS TO THE PRINCIPAL
                         OFFICERS, INVESTMENT ADVISER
                     AND PRINCIPAL UNDERWRITER OF THE FUND

  Certain information about the principal officers of the Fund, their ages and their principal occupations during the past five years is set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

  John D. Carifa, Director, Chairman and President of the Fund. (See Proposal One, "Election of Directors," at page 3 for biographical information.)

  Peter Anastos, Senior Vice President, 56, is a Senior Vice President of ACMC, with which he has been associated since prior to 1993.

  Gerald T. Malone, Vice President, 44, is a Senior Vice President of ACMC, with which he has been associated since prior to 1993.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 47, is a Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1993.

  Edmund P. Bergan, Jr., Secretary, 48, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc., with which he has been associated since prior to 1993.

  The address of the officers of the Fund (other than Mr. Gersten) is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Mr. Gersten's address is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser for the Fund is Alliance Capital Management L.P., and the Fund's principal underwriter is Alliance Fund Distributors, Inc., both with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                      SUBMISSION OF PROPOSALS FOR FUTURE
                           MEETINGS OF SHAREHOLDERS

  Meetings of shareholders of the Fund are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

                            REPORTS TO SHAREHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered on behalf of the Fund with a copy of the Fund's latest annual report to shareholders and subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Mary Ann Milley at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

May 27, 1998
New York, New York

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    2
Proposal Two: Ratification of Selection of Independent Auditors...........    5
Other Matters.............................................................    5
Information as to the Principal Officers, Investment Adviser and Principal
 Underwriter of the Fund..................................................    5
Submission of Proposals for Future Meetings of Shareholders...............    6
Reports to Shareholders...................................................    6


                        ALLIANCE TECHNOLOGY FUND, INC.



-------------------------------------------------------------------------------
                  [LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF MEETING OF SHAREHOLDERS AND PROXY STATEMENT
JULY 6, 1998

                            APPENDIX

PROXY                                                       PROXY
                 ALLIANCE TECHNOLOGY FUND, INC.

  Instructions to the Shareholders of Alliance Technology Fund,
  Inc. (the "Fund") in connection with the Meeting of Shareholders to be held on July 6, 1998.

  THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND


The undersigned hereby instructs Ms. Mary Ann Milley and
Ms. Carol H. Rappa, each with the power to appoint her substitute, and authorizes each of them to vote all shares of the Common Stock of the Fund registered in the name of the undersigned at the Meeting of Shareholders of the Fund to be held at 11:00 a.m., New York Time, on July 6, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________
Signature

___________________________
Signature (if held jointly)

                  , 1998
Date

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

EXAMPLE /X/

1.   Election of Directors.

     If you do not wish your shares voted "FOR" any particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares shall be voted for the remaining nominee(s).

                                                       For All
                             For      Withhold         Except
                             / /      / /              / /

         JOHN D. CARIFA, ROBERT C. ALEXANDER, DAVID H. DIEVLER,
         CHARLES H. FERGUSON, WILLIAM H. FOULK, JR., D. JAMES
         GUZY, PETER J. POWERS AND MARSHALL C. TURNER, JR.

2.   Ratification of the
     selection of Ernst &         For      Against      Abstain
     Young LLP as the             / /      / /          / /
     independent auditors
     of the Fund for the
     fiscal year ending in 1998.

3.   In their discretion, upon
     such other matters           / /      / /          / /
     as may properly come
     before the meeting or
     any adjournments thereof.


     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
     THE ENCLOSED ENVELOPE.














00250200.AP0